Exhibit 10.1

EXECUTION COPY

[Triumph]

THIRD AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

This THIRD AMENDMENT (this “Amendment”), dated as of June 21, 2010, is among TRIUMPH RECEIVABLES, LLC, a Delaware limited liability company, as seller (the “Seller”), TRIUMPH GROUP, INC., a Delaware corporation, as servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), MARKET STREET FUNDING LLC, a Delaware limited liability company (“Market Street”), as a related committed purchaser and as a conduit purchaser (in such capacities, together with its successors and permitted assigns in such capacities, the “Purchaser”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as purchaser agent for Market Street’s purchaser group (in such capacity, together with its successors and permitted assigns in such capacity, the “Purchaser Agent”) and as administrator (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrator”).  Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Agreement (as defined below).

RECITALS

1.             The Seller, the Servicer, the Purchaser, the Purchaser Agent and the Administrator are parties to the Receivables Purchase Agreement, dated as of August 7, 2008 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.             Concurrently herewith and pursuant to that certain Joinder Agreement, dated as of the date hereof, Contour Aerospace Corporation (“Contour”), is becoming a party to the Sale Agreement, as an Originator thereunder (the “ Contour Joinder”).

3.             Concurrently herewith and pursuant to that certain Joinder Agreement, dated as of the date hereof, Triumph Structures — East Texas, Inc. (“East Texas”), is becoming a party to the Sale Agreement, as an Originator thereunder (the “East Texas Joinder”).

4.             Concurrently herewith and pursuant to that certain Joinder Agreement, dated as of the date hereof, Triumph Insulation Systems, LLC (“Insulation”), is becoming a party to the Sale Agreement, as an Originator thereunder (the “Insulation Joinder”).

5.             Concurrently herewith and pursuant to that certain Joinder Agreement, dated as of the date hereof, Triumph Fabrications — Orangeburg, Inc. (“Orangeburg”), is becoming a party to the Sale Agreement, as an Originator thereunder (the “Orangeburg Joinder”).

6.             Concurrently herewith and pursuant to that certain Joinder Agreement, dated as of the date hereof, Triumph Fabrications — St. Louis, Inc. (“St. Louis” and together with Contour, East Texas, Insulation and Orangeburg, collectively, the “New Originators”), is becoming a party to the Sale Agreement, as an Originator thereunder (the “St. Louis Joinder” and together with the Contour Joinder, the East Texas Joinder, the Insulation Joinder and the Orangeburg Joinder, collectively, the “Joinder Agreements”).

7.             Concurrently herewith, the parties hereto are entering into a Third Amended and Restated Purchaser Group Fee Letter (the “A&R Fee Letter”).

8.             Concurrently herewith, the Servicer, the Seller, the New Originators and the existing Originators are entering into a First Amendment to Purchase and Sale Agreement (the “PSA Amendment”).

9.             Concurrently herewith, a UCC-1 financing statement is being filed with the Secretary of State of the State of Delaware naming Contour as debtor/seller, Seller as buyer/assignor and the Administrator as secured party/assignee which includes the Receivables and Related Security in the collateral description thereof  (the “Contour Filing”).

10.           The Seller, the Servicer, the Purchaser, the Purchaser Agent and the Administrator desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.  Amendments to the Agreement.  The Agreement is hereby amended as follows:

1.1  The definition of “Concentration Percentage” set forth in Exhibit I to the Agreement is amended as follows:

(a)           Clause (a) thereof is amended by replacing the percentage “25%” where it appears therein with the percentage “30%”.

(b)           Clause (e) thereof is replaced in its entirety with the following: “(e) for any Group D Obligor other than any Spirit Special Obligor, 5%, and for any Spirit Special Obligor, 6%;”.

1.2  The definition of “Eligible Receivable” set forth in Exhibit I to the Agreement is amended as follows:

(a)           Clause (b) thereof is amended by (x) inserting “(i)” at the beginning of such clause and (y) inserting “(ii)” immediately prior to the phrase “the Obligor” where such phrase appears therein.

(b)           Clause (k) thereof is amended by (x) inserting “(i)” immediately prior to the phrase “a valid and enforceable” where such phrase appears in the first instance therein and (y) inserting “(ii)” immediately prior to the phrase “a valid and enforceable” where such phrase appears in the second instance therein.

1.3  The definition of “Excess Concentration” set forth in Exhibit I to the Agreement is amended as follows:

(a)           Clause (iv) thereof is amended by replacing the percentage “3.5%” where it appears therein with the percentage “5.0%”.

(b)           Clause (v) thereof is amended by replacing the percentage “30%” where it appears therein with the percentage “50%”.

(c)           Clause (vi) thereof is amended by replacing the percentage “7.5%” where it appears therein with the percentage “12.5%”.

(d)           Clause (vii) thereof is amended by replacing the percentage “5%” where it appears therein with the percentage “10%”.

1.4  The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is amended by replacing the amount “$125,000,000” where it appears therein with the amount “$175,000,000”.

1.5  Clause (ii) of the definition of “Special Obligor” set forth in Exhibit I to the Agreement is amended by (a) replacing the percentage “50%” where it appears therein with the percentage “30%” and (b) replacing the term “Defaulted Receivables” where it appears therein with the term “Delinquent Receivables”.

1.6  The definition of “Weighted Average Credit Terms” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:

“Weighted Average Credit Terms” means, for any calendar month, the weighted average of the stated maturities of all Receivables in the Receivables Pool during such calendar month, determined pursuant to the following formula (and rounded to the nearest 1/10,000): the product of 30, times the sum of (a)(I) one times (II) (x) the aggregate Outstanding Balance of all Receivables in the Receivables Pool with stated maturities which are less than or equal to 30 days after the original invoice date of such Receivable, divided by (y) the aggregate Outstanding Balance of all Receivables in the Receivables Pool, plus (b)(I) two times (II) (x) the aggregate Outstanding Balance of all Receivables in the Receivables Pool with stated maturities which are more than 30 days but less than or equal to 60 days after the original invoice date of such Receivable, divided by (y) the aggregate Outstanding Balance of all Receivables in the Receivables Pool, plus (c)(I) three times (II) (x) the aggregate Outstanding Balance of all Receivables in the Receivables Pool with stated maturities which are more than 60 days but less than or equal to 90 days after the original invoice date of such Receivable, divided by (y) the aggregate Outstanding Balance of all Receivables in the Receivables Pool; provided, however, that the following amounts shall be excluded from the forgoing computation (i) the amount by which the aggregate Outstanding Balance of all Receivables then in the Receivables Pool with stated maturities which are more than 90 days, (ii) the amount by which the aggregate Outstanding Balance of all Receivables then in the Receivables Pool with stated maturities which are more than 30 days but less than or equal to 60 days after the original invoice date of such Receivable exceeds 50% of the aggregate Outstanding Balance of all Receivables then in the Receivables Pool,  (iii) the amount by which the aggregate Outstanding Balance of all Receivables then in the Receivables Pool with stated maturities which are more than 60 days but less than or equal to 90 days after the original invoice date of such Receivable exceeds 12.5% of the aggregate Outstanding Balance of all Receivables then in the Receivables Pool and (iv) the aggregate Outstanding Balance of all Receivables then in the Receivables Pool which are Delinquent Receivables.

1.7  The following new definition is hereby added to Exhibit I as alphabetically appropriate:

“Spirit Special Obligor” means Spirit AeroSystems Holdings, Inc. or any Affiliate thereof, only for so long as less than 30% of the aggregate Outstanding Balance of all Receivables the Obligor of which is Spirit AeroSystems Holdings, Inc. or any Affiliate thereof, constitute Delinquent Receivables (it being understood and agreed that if at any time the condition set forth above is not satisfied, each such Person shall no longer be a Spirit Special Obligor).

1.8  Section 6.7 of the Agreement is hereby amended by (a) inserting the phrase “; provided, further, that this Agreement and the other Transaction Documents may be disclosed to any nationally recognized statistical rating organization” immediately following the phrase “hold it confidential” in clause (b) thereof and (b) inserting the phrase “or any nationally recognized statistical rating organization” immediately following the phrase “Conduit Purchaser” in clause (iii) thereof.

1.9  The following new Section 6.17 is hereby added to the Agreement immediately following existing Section 6.16 thereof:

Section 6.17    Payments to Non-Lock-Box Accounts; Supplemental Eligibility Criteria.     (a)   Notwithstanding anything to the contrary set forth in this Agreement or the Sale Agreement, to the extent that any payments with respect to any Pool Receivables (including any Collections or other proceeds of such Pool Receivables) which were originated by Contour Aerospace Corporation (“Contour”), in its capacity as an Originator under the Sale Agreement (the “Contour Receivables”), are directed by or on behalf of Contour to be, and thereafter are, credited to or deposited into any account or lock-box listed on Schedule V, so long as such account or lock-box is not a Lock-Box Account (such accounts and lock-boxes, collectively, the “Non-Lock-Box Accounts”), the Administrator, each Purchaser and each Purchaser Agent hereby agree that no Termination Event, Unmatured Termination Event or Purchase and Sale Termination Event shall occur resulting solely from the credit to or deposit into a Non-Lock-Box Account of any such amounts until August 20, 2010.  The temporary waiver provided for in this Section 6.17 solely with respect to the Non-Lock-Box Accounts shall automatically terminate on August 20, 2010 without any required action on the part of any Person and thereafter Contour, the Seller and the Servicer must comply with the terms of the Transaction Documents with respect to all such amounts as of and on such day and without any grace period (including, without limitation, any grace period set forth in Exhibit V).

(b)           So long as all payments with respect to each Contour Receivable (including any Collections or other proceeds of each such Contour Receivable) are directed to a Non-Lock-Box Account in accordance with Section 6.17(a), until August 20, 2010, each such Contour Receivable shall be an Eligible Receivable so long as such Contour Receivable otherwise complies with the definition of “Eligible Receivable” set forth in Exhibit I of this Agreement (other than with respect to the following clauses thereof: (x) clause (b)(ii), (y) clause (j) solely with respect to the representations and warranties set forth in Sections 3(b)(ii) and (iii) and Section 3(c)(iii) of Exhibit III, which are incorporated into such clause (j) by reference, and (z) clause (k)(ii) solely to the extent that the Non-Lock-Box Accounts do not constitute Related Security).

1.10  Schedule II to the Agreement is replaced by Schedule II attached hereto.

1.11  Schedule V attached hereto is added to the agreement as Schedule V thereof.

SECTION 2.    Waiver and Consent.

The parties hereto hereby waive the requirement, pursuant to Section 1.12 of the Agreement, that they receive at least 90 days prior written notice of the decision by the Liquidity Providers under the Liquidity Agreement related to the Conduit Purchaser in such Purchaser Agent’s Purchaser Group regarding the extension of the then current scheduled commitment expiration date under such Liquidity Agreement.

SECTION 3.  Conditions to Effectiveness.

This Amendment shall become effective as of the date hereof, provided that neither the Facility Termination Date nor a Termination Event or Unmatured Termination Event has occurred and subject to the condition precedent that the Administrator shall have received (i) the Structuring Fee (as defined in the A&R Fee Letter) and (ii) each of the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:

(a)           counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto;

(b)           counterparts of each Joinder Agreement, the A&R Fee Letter and the PSA Amendment (whether by facsimile or otherwise), in each case, executed by each of the parties thereto;

(c)           opinions of counsel, at Ballard Spahr LLP, counsel to the Seller and each New Originator, regarding certain corporate, enforceability, security interests and bankruptcy matters; and

(d)           such other documents, agreements, opinions and instruments as the Administrator may reasonably request prior to delivery by Administrator of an executed counterpart of this Amendment.

SECTION 4.  Representations and Warranties; Covenants.

Each of the Seller and the Servicer, as applicable, hereby represents and warrants to the Purchaser, the Purchaser Agent and the Administrator as follows:

(a)           Representations and Warranties.  The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof

(unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)           Enforceability.  The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary action on each of its parts.  This Amendment and the Agreement, as amended hereby, are each of the Seller’s and the Servicer’s valid and legally binding obligations, enforceable in accordance with its terms.

(c)           No Default.  Immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 5.  Certain Covenants Regarding Post-Closing Conditions.

(a)           On or prior to fifteen (15) Business Days following the effectiveness of the change of the name of Contour (the “Post-Closing Date”), the Seller and the Servicer shall deliver (or cause to be delivered) evidence, reasonably satisfactory to the Administrator, of the effective filing of each of (i) a UCC-1 financing statement with the Secretary of State of the State of Delaware naming Triumph Structures — Everett, Inc. (“Everett”) as debtor/seller, Seller as buyer/assignor and the Administrator as secured party/assignee including the Receivables and Related Security in the collateral description thereof  (the “Everett Filing”) and (ii) a UCC-3 amendment to the Contour Filing with the Secretary of State of the State of Delaware amending the name of the debtor/seller from “Contour Aerospace Corporation” to “Triumph Structures — Everett, Inc.” (the “Everett Amendment”)

(b)           On or prior to the Post-Closing Date, the Seller and the Servicer shall cause to be delivered a favorable opinion from Ballard Spahr LLP, addressed to the Administrator, each Purchaser, each Purchaser Agent and each Liquidity Provider in form and substance satisfactory to the Administrator, covering certain UCC perfection and priority matters with respect to Everett, the Everett Filing and the Everett Amendment as the Administrator may reasonably request.

(c)           Notwithstanding anything to the contrary in the Transaction Documents, the failure of the Seller or the Servicer to timely perform either of their covenants under Sections 5(a) or 5(b) above shall constitute a Termination Event under the Agreement with no grace period.

(d)           On or prior to five (5) Business days following the effectiveness of this Amendment, the Seller and the Servicer shall cause to be delivered termination statements terminating those UCC-1 financing statements listed on Exhibit A attached hereto.  Notwithstanding anything to the contrary in the Transaction Documents, the failure of the Seller or the Servicer to timely perform this covenant shall constitute a Termination Event under the Agreement with no grace period.

SECTION 6.  Effect of Amendment; Ratification.  Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby.  This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

SECTION 7.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 8.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflicts of law principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

SECTION 9.  Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

SECTION 10.  Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

TRIUMPH RECEIVABLES, LLC

By:	/s/
Name:	M. David Kornblatt
Title:	Senior Vice President, Chief Financial Officer
and Treasurer

TRIUMPH GROUP, INC., in its individual capacity and as Servicer

By:	/s/
Name:	M. David Kornblatt
Title:	Senior Vice President, Chief Financial Officer
and Treasurer

RPA Amendment #3

MARKET STREET FUNDING LLC, as a Related Committed Purchaser and as a Conduit Purchaser

By:	/s/
Name:	Doris J. Hearn
Title:	Vice President

RPA Amendment #3

PNC BANK, NATIONAL ASSOCIATION,
as Administrator and as Purchaser Agent for the Market Street Purchaser Group

By:	/s/
Name:	William P. Falcon
Title:	Vice President

RPA Amendment #3

SCHEDULE II
LOCK-BOX BANKS AND LOCK-BOX ACCOUNTS

Bank Accounts

Financial Institutions	Account Numbers

PNC Bank, National Association	1019796242
1008436997
1017284745
1014305328
1006153766
1019793738
1008990779
1011555508
1017288463
1002431685
1005590155
1010934071
1001348265
1011555487
1008988599
1008997858
1017305032
1001348222
1004386515
1019294584
1008371679
1008373383
1008373391
1019817453
1005589656
1019293506
1017294353
1001738669
1001738685
1001738634
1001738677
1019839062
1019839855
1028875487
1028887509

1

Post Office Boxes

Address	Location

676035	Dallas, TX 75267-6035
642454	Pittsburgh, PA 15264
643389	Pittsburgh, PA 15264
643247	Pittsburgh, PA 15264
642117	Pittsburgh, PA 15264
644148	Pittsburgh, PA 15264
828546	Philadelphia, PA 19182-8546
642807	Pittsburgh, PA 15264
643440	Pittsburgh, PA 15264
640739	Pittsburgh, PA 15264
642097	Pittsburgh, PA 15264
641592	Pittsburgh, PA 15264
640080	Pittsburgh, PA 15264
642815	Pittsburgh, PA 15264
910423	Pasadena, CA 91110-0423
642804	Pittsburgh, PA 15264
643577	Pittsburgh, PA 15264
640216	Pittsburgh, PA 15264
641868	Pittsburgh, PA 15264
643917	Pittsburgh, PA 15264
642323	Pittsburgh, PA 15264
642229	Pittsburgh, PA 15264
642244	Pittsburgh, PA 15264
644384	Pittsburgh, PA 15264
641978	Pittsburgh, PA 15264
643901	Pittsburgh, PA 15264
643466	Pittsburgh, PA 15264
640941	Pittsburgh, PA 15264
641458	Pittsburgh, PA 15264
640505	Pittsburgh, PA 15264
641035	Pittsburgh, PA 15264
644528	Pittsburgh, PA 15264
644536	Pittsburgh, PA 15264
644645	Pittsburgh, PA 15264
644683	Pittsburgh, PA 15264

2

SCHEDULE V
NON-LOCKBOX ACCOUNTS

Bank Accounts

Financial Institutions	Account Numbers

Wells Fargo Bank, National Association	4121140834

Post Office Boxes

Address	Location

201757	Dallas, TX 75320-1757

1

EXHIBIT A
UCC-1 FINANCING STATEMENTS